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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



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                                    FORM 8-K

                          -----------------------------


                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


        Date of Report (Date of earliest event reported) August 10, 2000


                                  PULITZER INC.
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             (Exact name of registrant as specified in its charter)


       Delaware                        1-9329                    431819711
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(State or other jurisdiction         (Commission                (IRS Employer
     of incorporation)               File Number)            Identification No.)



900 North Tucker Boulevard, St. Louis, Missouri                        63101
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(Address of principal executive offices)                             (Zip Code)



Registrant's telephone number, including area code:  (314) 340-8000
                                                     -------------------


                                 Not Applicable
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          (Former name or former address, if changed since last report)



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ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS.

     On August 10, 2000, pursuant to the terms of the Asset Sale and Purchase Agreement, dated as of June 24, 2000 (the "Asset Sale and Purchase Agreement"), among Pulitzer Inc. ("Pulitzer"), SLSJ LLC, a wholly-owned affiliate of Pulitzer which recently changed its name to Suburban Journals of Greater St. Louis LLC ("Purchaser"), Journal Register Company("Journal Register"), Journal Register East, Inc. ("Journal Register East"), Suburban Newspapers of Greater St. Louis, LLC ("Suburban Newspapers") and Journal Company, Inc.("Journal Company") (Journal Register East, Suburban Newspapers and Journal Company are referred to herein as the "Sellers"), Purchaser completed its acquisition of substantially all of the SLSJ Assets (as this term is defined in the Asset Sale and Purchase Agreement) from Sellers for $165 million, subject to a post-closing working capital adjustment. The purchase price was based on negotiations between Pulitzer and the Sellers. Pulitzer paid for the acquisition from its cash reserves.

     In connection with the completion of the acquisition, Pulitzer issued the press release filed herewith as Exhibit 99.


ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

          (a)  FINANCIAL STATEMENTS OF BUSINESS ACQUIRED.

               Any financial statements required by this item are not included in this initial report on Form 8-K but will be filed by amendment not later than 60 days after the date that this initial report on Form 8-K must be filed.

          (b)  PRO FORMA FINANCIAL INFORMATION.

               Any financial statements required by this item are not included in this initial report on Form 8-K but will be filed by amendment not later than 60 days after the date that this initial report on Form 8-K must be filed.

          (c)  EXHIBITS

               2.1 The Asset Sale and Purchase Agreement among Journal Register Company, Journal Register East, Inc., Suburban Newspapers of Greater St. Louis, LLC, Journal Company, Inc. and Pulitzer Inc. and SLSJ LLC dated as of June 24, 2000, previously filed as Exhibit 2.1 to Registrant's Quarterly Report on Form 10-Q for the quarter ended June 25, 2000 is hereby incorporated by reference.

               99   Press release, dated August 10, 2000.




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                All other Items of this report are inapplicable.




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                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                     PULITZER INC.


Date: August 10, 2000                By: /s/ JON H. HOLT
                                        -----------------------------------
                                        Name:  Jon H. Holt
                                        Title: Treasurer


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                                  EXHIBIT INDEX


     99   Press release, dated August 10, 2000.